UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.02  Termination of a Material Definitive Agreement

On December 20, 2012, Registrant entered into an agreement to acquire StarPoint Acquisition Corp. from its then controlling shareholder, which in turn had entered into an agreement to acquire the operating assets of StarPoint USA, Inc., a US market distributor of automobiles and related products.  The acquisition agreement was conditioned, among other matters, on Registrant obtaining acquisition funding of $2,450,000 and also completing a reverse split of its common stock on a 1 for 100 basis.  Registrant has been unable to secure the acquisition funding and has been advised by its funding source that the expected funds for the closing will not be available.  In addition, Registrant was recently advised by FINRA that the Notice of Corporate Action, relating to the proposed reverse split, which was filed by Registrant as required, will not be processed until and unless Registrant is able to clear a “chill” placed on the trading of its common stock by the Depository Trust Company.  Accordingly, closing of the acquisition, according to the terms of the acquisition agreement, is not possible and the parties have agreed to terminate the acquisition.  There were no break-up fees or other costs associated with the termination of the acquisition.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the inability to complete the reverse split of common stock and the acquisition of StarPoint Acquisition Corp. as planned, Registrant’s controlling shareholder, Novation Holdings, Inc., which holds all of the outstanding Series A Preferred Stock of Registrant, has sold the preferred stock to iEquity Corp. of Los Angeles, CA.  The purchase price of the Series A Preferred Stock was $250,000 and was paid by a promissory note payable in five installments over the next five months. The Series A Preferred Stock has voting rights equal to 51 percent of the entire voting power of all classes entitled to vote on any matter, and converts at the election of the holder into 51 percent of the resulting common stock issued and outstanding.  As a result of the purchase of the preferred stock, iEquity Corp. is now the controlling shareholder of Registrant.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2013, Registrant’s Board of Directors approved an amendment to the Registrant’s Articles of Incorporation to increase the authorized common shares to 2,500,000,000.  Shareholders holding a majority of the shares entitled to vote on the amendment approved the action by written consent, as authorized under Florida law.  Registrant has filed a preliminary Information Statement on Schedule 14C with the SEC on May 9, 2013 and as soon as it may do so, will mail the Schedule 14C to its shareholders of record as of May 9, 2013.  The amendment will then be effective 20 days after that mailing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: May 13, 2013	By:	/s/ Michael Gelmon
Michael Gelmon
Chairman